UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876

Templeton China World Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter August 31, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

China’s economy experienced strong growth during the 12 months ended August 31, 2018, driven by faster expansion in consumer spending that boosted new industries such as information technology and alternative energy vehicles, which was partially offset by slower growth in services and fixed-asset investment. However, escalating trade tensions between the U.S. and China, evidenced by each country imposing tariffs on each other’s goods, discouraged investors and affected China’s ability to continue its economic growth while making structural adjustments. In this environment, Greater China stocks rose modestly for the 12-month period, as measured by the MSCI Golden Dragon Index, which tracks stock market performance in China, Hong Kong and Taiwan.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton China World Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Manraj S. Sekhon, CFA
Chief Investment Officer
Franklin Templeton Emerging Markets Equity

This letter reflects our analysis and opinions as of August 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton China World Fund

We are pleased to bring you Templeton China World Fund’s annual report for the fiscal year ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of “China companies,” as defined in the Fund’s prospectus.

Performance Overview

For the 12 months ended August 31, 2018, the Fund’s Class A shares posted a total return of +7.26%. For comparison, the MSCI Golden Dragon Index, which measures stock market performance in China, Hong Kong and Taiwan, posted a +2.08% cumulative total return for the same period.1 Also for comparison, the Standard & Poor’s®/International Finance Corporation Investable China Index, which measures Chinese stock market performance, produced a +0.63% total return for the same period.1 For the 10-year period ended August 31, 2018, the Fund’s Class A shares posted a +69.36% cumulative total return, compared with the MSCI Golden Dragon Index’s +101.44% cumulative total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

China’s economy, as measured by gross domestic product

Geographic Composition*

Based on Total Net Assets as of 8/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

(GDP), grew at an estimated 6.8% annual rate in 2018’s first half, exceeding the government’s target but growing slightly below the prior-year period.3 Faster growth in consumer spending was partially offset by slower growth in the service industry and in fixed-asset investment. Consumption continued to be the major economic growth driver as per-capita disposable household income continued to grow, and new industries, such as information technology and new energy vehicles, experienced solid growth. The People’s Bank of China (PBOC) left its benchmark interest rate unchanged during the period. However, in response to the country’s trade conflict with the U.S., the PBOC lowered its cash reserve requirement ratio for some banks in an effort to improve market liquidity, spur lending to smaller companies and support economic growth.

Greater China stocks reached record highs in January 2018 but trended lower during the rest of the 12-month period, amid investor concerns about escalating trade tensions between the U.S. and China, which included both countries imposing higher tariffs on each other’s goods, and China’s ability to continue its

1. Source: Morningstar.

2. Source: Morningstar. As of 8/31/18, the Fund’s Class A 10-year average annual total return not including sales charges was +5.41%, compared with the 10-year average annual total return of +7.25% for the MSCI Golden Dragon Index.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 14.

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TEMPLETON CHINA WORLD FUND

economic growth while making structural adjustments. However, investors expressed optimism about easing tensions in the Korean peninsula, MSCI’s inclusion of Chinese A shares in certain global indexes and the solid earnings growth reported by many Greater China companies.

In this environment, Greater China stocks, as measured by the MSCI Golden Dragon Index, posted a +2.08% total return for the 12 months ended August 31, 2018.1 The MSCI China Index posted a total return of +0.37%, compared with +2.79% for the MSCI Hong Kong Index and +6.64% for the MSCI Taiwan Index.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Asia Cement China Holdings, Anta Sports Products and China Petroleum & Chemical (Sinopec).

Asia Cement China is one of the leading cement producers in the central and downstream regions of the Yangtze River, which includes the provinces of Jiangxi, Hubei and Shanghai. It also has transportation businesses that deliver raw materials and cement in the country. Shares of the company rallied over the period as the Chinese government introduced supply-side reforms and took steps to curb excess capacity in the cement industry. Cement demand was also largely stable. The company reported a surge in revenues and profit for the first half of 2018.

Anta Sports Products is a major sportswear company in China. It designs, develops, manufactures and markets apparel, footwear and accessories under the Anta brand. Other brands in its portfolio include global names such as Fila.4 Shares of Anta gained as its sales momentum remained strong, which propelled earnings in the first half of 2018. The company’s

Top 10 Holdings

8/31/18

Company Sector/Industry, Country	% of Total Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	10.7%

Tencent Holdings Ltd. Internet Software & Services, China	9.1%

Alibaba Group Holding Ltd. Internet Software & Services, China	7.5%

Anta Sports Products Ltd. Textiles, Apparel & Luxury Goods, China	6.2%

China Petroleum & Chemical Corp. Oil, Gas & Consumable Fuels, China	5.9%

China Construction Bank Corp. Banks, China	4.4%

Uni-President China Holdings Ltd. Food Products, China	4.3%

AIA Group Ltd. Insurance, Hong Kong	3.9%

Industrial and Commercial Bank of China Ltd. Banks, China	3.5%

Dairy Farm International Holdings Ltd. Food & Staples Retailing, Hong Kong	2.8%

positioning of Fila as a high-end sports fashion brand contributed to its growth.

Sinopec is one of China’s largest integrated energy and chemical companies. It is engaged in oil and gas exploration and production. It also manufactures and markets petrochemicals and other chemical products. Shares of Sinopec benefited from a surge in its earnings during the first half of 2018, as robust oil prices provided a positive backdrop for its businesses. The company also announced a sharply increased interim dividend.

Conversely, major detractors from the Fund’s performance included Jiangling Motors, China Life Insurance and GF Securities.

Jiangling Motors is a China-based auto manufacturer primarily focused on commercial vehicles such as vans and trucks. It also produces engines and other auto components. U.S.-based Ford Motor Company is an investor in the company.4 Jiangling’s share price was held back by weak corporate results. In the first half of 2018, earnings fell due to lower sales volumes, higher promotional costs, and continued research and development expenses. Nevertheless, Jiangling reported progress in its

4. Not a Fund holding.

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TEMPLETON CHINA WORLD FUND

electric vehicle business as its electric light truck model attracted orders.

China Life Insurance is a leading life insurer in China. It offers individual and group life insurance, annuities, and accident and health insurance. Its extensive distribution network includes agents and direct sales representatives. China Life’s share price declined as the company posted weaker-than-expected earnings growth in the first half of 2018. Markets were also tentative about its efforts to pursue higher quality growth, in part by focusing more on protection and renewal premium products.

GF Securities is a China-based full-service securities company. It is engaged in investment banking, wealth management, trading and institutional client services, and investment management. Its clients include high net worth individuals and small and medium-sized enterprises. Shares of GF Securities fell as cautious market sentiment in China curtailed the company’s business activities. It reported a lower profit for the first half of 2018.

In the past 12 months, we increased the Fund’s holdings in the financials and health care sectors, as we found investment opportunities we considered attractive.5 Key purchases included additional positions in GF Securities and Sinopharm Group, a leading pharmaceutical distributor in China. We also added to an existing investment in Industrial and Commercial Bank of China, one of the country’s largest lenders.

Meanwhile, we reduced some of the Fund’s investments in favor of opportunities we found more compelling and to raise funds for dividend and capital gains distribution during the reporting period. Sales were made mostly in the materials, information technology and consumer discretionary sectors.6 Key sales included reducing positions in Chinese internet services provider Tencent Holdings and containerboard paper manufacturer Nine Dragons Paper Holdings.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

Eddie Chow, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The financials sector comprises banks, capital markets and insurance in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

6. The materials sector comprises construction materials and paper and forest products in the SOI. The information technology sector comprises communications equipment; electronic equipment, instruments and components; internet software and services; IT services; and semiconductors and semiconductor equipment in the SOI. The consumer discretionary sector comprises auto components; automobiles; internet and direct marketing retail; media; and textiles, apparel and luxury goods in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON CHINA WORLD FUND

Performance Summary as of August 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+7.26%	+1.10%

5-Year	+34.60%	+4.87%

10-Year	+69.36%	+4.79%

Advisor

1-Year	+7.54%	+7.54%

5-Year	+36.42%	+6.41%

10-Year	+74.19%	+5.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON CHINA WORLD FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/08–8/31/18)

Advisor Class (9/1/08–8/31/18)

See page 8 for Performance Summary footnotes.

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TEMPLETON CHINA WORLD FUND

PERFORMANCE SUMMARY

Distributions (9/1/17–8/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.2539	$0.0288	$2.3734	$2.6561

C	$0.0002	$0.0288	$2.3734	$2.4024

R6	$0.4067	$0.0288	$2.3734	$2.8089

Advisor	$0.3335	$0.0288	$2.3734	$2.7357

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	1.85%	1.91%

Advisor	1.60%	1.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The government’s participation in the economy is still high and, therefore, the Fund’s investments in China will be subject to larger regulatory risk levels compared to many other countries. In addition, special risks are associated with international investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Historically, smaller and midsized securities have experienced more price volatility than larger company stocks, especially over the short term. Also, as a nondiversified fund investing in China companies, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 5/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI Golden Dragon Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of China, Hong Kong and Taiwan.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON CHINA WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$ 1,000	$983.80	$ 9.05	$ 1,016.08	$ 9.20	1.81%
C	$ 1,000	$980.10	$ 12.78	$ 1,012.30	$ 12.98	2.56%
R6	$ 1,000	$985.60	$ 7.01	$ 1,018.15	$ 7.12	1.40%
Advisor	$ 1,000	$985.20	$ 7.81	$ 1,017.34	$ 7.93	1.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON CHINA WORLD FUND

Financial Highlights

		Year Ended August 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$23.49	$21.51	$26.19	$38.01	$35.78

Income from investment operations[a]:

Net investment income[b]	0.29 [c]	0.15	0.17	0.32	0.44

Net realized and unrealized gains (losses)	1.29	4.59	2.19	(7.53)	3.94

Total from investment operations	1.58	4.74	2.36	(7.21)	4.38

Less distributions from:

Net investment income	(0.25)	(0.19)	(0.46)	(0.45)	(0.52)

Net realized gains	(2.40)	(2.57)	(6.58)	(4.16)	(1.63)

Total distributions	(2.65)	(2.76)	(7.04)	(4.61)	(2.15)

Net asset value, end of year	$22.42	$23.49	$21.51	$26.19	$38.01

Total return[d]	7.26%	26.00%	11.19%	(20.57)%	12.76%

Ratios to average net assets

Expenses[e]	1.85%	1.94% [f]	1.91% [f]	1.84%	1.85%

Net investment income	1.26% [c]	0.71%	0.77%	0.98%	1.23%

Supplemental data

Net assets, end of year (000’s)	$178,315	$188,885	$186,850	$232,814	$373,231

Portfolio turnover rate	12.15%	7.92%	3.87%	7.42%	3.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.83%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON CHINA WORLD FUND

FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$23.12	$21.18	$25.76	$37.52	$35.30

Income from investment operations[a]:

Net investment income (loss)[b]	0.10 [c]	(0.03)	— [d]	0.08	0.18

Net realized and unrealized gains (losses)	1.31	4.54	2.17	(7.42)	3.91

Total from investment operations	1.41	4.51	2.17	(7.34)	4.09

Less distributions from:

Net investment income	(—)[d]	—	(0.17)	(0.26)	(0.24)

Net realized gains	(2.40)	(2.57)	(6.58)	(4.16)	(1.63)

Total distributions	(2.40)	(2.57)	(6.75)	(4.42)	(1.87)

Net asset value, end of year	$22.13	$23.12	$21.18	$25.76	$37.52

Total return[e]	6.52%	24.97%	10.41%	(21.16)%	11.98%

Ratios to average net assets

Expenses[f]	2.60%	2.69% [g]	2.66% [g]	2.56%	2.54%

Net investment income (loss)	0.51% [c]	(0.04)%	0.02%	0.26%	0.54%

Supplemental data

Net assets, end of year (000’s)	$36,678	$42,577	$48,769	$63,486	$103,346

Portfolio turnover rate	12.15%	7.92%	3.87%	7.42%	3.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.08%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$23.66	$21.68	$26.41	$38.27	$36.03

Income from investment operations[a]:

Net investment income[b]	0.45 [c]	0.27	0.31	0.49	0.66

Net realized and unrealized gains (losses)	1.25	4.59	2.18	(7.61)	3.93

Total from investment operations	1.70	4.86	2.49	(7.12)	4.59

Less distributions from:

Net investment income	(0.41)	(0.31)	(0.64)	(0.58)	(0.72)

Net realized gains	(2.40)	(2.57)	(6.58)	(4.16)	(1.63)

Total distributions	(2.81)	(2.88)	(7.22)	(4.74)	(2.35)

Net asset value, end of year	$22.55	$23.66	$21.68	$26.41	$38.27

Total return	7.75%	26.62%	11.76%	(20.20)%	13.31%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.50%	1.49%	1.45%	1.37%	1.37%

Expenses net of waiver and payments by affiliates	1.42%	1.44% [d]	1.42% [d]	1.37% [e]	1.37%[e]

Net investment income	1.69% [c]	1.21%	1.26%	1.45%	1.71%

Supplemental data

Net assets, end of year (000’s)	$3,412	$1,213	$720	$711	$73,067

Portfolio turnover rate	12.15%	7.92%	3.87%	7.42%	3.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.26%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON CHINA WORLD FUND

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$23.68	$21.68	$26.39	$38.26	$36.01

Income from investment operations[a]:

Net investment income[b]	0.35 [c]	0.22	0.22	0.42	0.55

Net realized and unrealized gains (losses)	1.30	4.60	2.22	(7.61)	3.98

Total from investment operations	1.65	4.82	2.44	(7.19)	4.53

Less distributions from:

Net investment income	(0.33)	(0.25)	(0.57)	(0.52)	(0.65)

Net realized gains	(2.40)	(2.57)	(6.58)	(4.16)	(1.63)

Total distributions	(2.73)	(2.82)	(7.15)	(4.68)	(2.28)

Net asset value, end of year	$22.60	$23.68	$21.68	$26.39	$38.26

Total return	7.54%	26.31%	11.51%	(20.38)%	13.12%

Ratios to average net assets

Expenses[d]	1.60%	1.69% [e]	1.66% [e]	1.56%	1.55%

Net investment income	1.51% [c]	0.96%	1.02%	1.26%	1.53%

Supplemental data

Net assets, end of year (000’s)	$79,456	$83,172	$73,504	$107,454	$223,825

Portfolio turnover rate	12.15%	7.92%	3.87%	7.42%	3.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.08%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON CHINA WORLD FUND

Statement of Investments, August 31, 2018

	Country	Shares	Value
Common Stocks 98.3%
Auto Components 0.2%
Weifu High-Technology Co. Ltd., B	China	279,527	$555,550

Automobiles 3.3%
Chongqing Changan Automobile Co. Ltd., B	China	2,652,457	2,324,938
Dongfeng Motor Group Co. Ltd., H	China	3,277,478	3,661,963
Jiangling Motors Corp. Ltd., B	China	3,490,446	3,784,296

			9,771,197

Banks 8.6%
China Construction Bank Corp., H	China	14,826,926	13,128,362
Industrial and Commercial Bank of China Ltd., H	China	14,080,725	10,368,775
Standard Chartered PLC	United Kingdom	264,599	2,160,831

			25,657,968

Beverages 0.4%
Yantai Changyu Pioneer Wine Co. Ltd., B	China	516,099	1,322,269

Capital Markets 1.7%
China Everbright Ltd.	China	1,610,000	2,818,300
GF Securities Co. Ltd., H	China	1,810,000	2,271,378

			5,089,678

Communications Equipment 0.4%
Hytera Communications Corp. Ltd., A	China	880,000	1,069,165

Construction Materials 3.5%
Asia Cement China Holdings Corp.	China	6,348,671	6,697,115
Huaxin Cement Co. Ltd., B	China	1,992,826	3,666,800

			10,363,915

Electric Utilities 0.7%
CK Infrastructure Holdings Ltd.	Hong Kong	265,348	1,940,449

Electronic Equipment, Instruments & Components 0.2%
Hon Hai Precision Industry Co. Ltd.	Taiwan	200,000	525,028

Food & Staples Retailing 4.3%
Beijing Jingkelong Co. Ltd., H	China	715,971	156,435
Dairy Farm International Holdings Ltd.	Hong Kong	881,776	8,174,064
President Chain Store Corp.	Taiwan	421,059	4,599,862

			12,930,361

Food Products 5.3%
Uni-President China Holdings Ltd.	China	13,115,980	12,916,797
Uni-President Enterprises Corp.	Taiwan	1,162,394	2,941,522

			15,858,319

Health Care Equipment & Supplies 0.8%
Ginko International Co. Ltd.	Taiwan	357,000	2,409,881

Health Care Providers & Services 3.6%
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	2,642,500	6,935,165
Sinopharm Group Co. Ltd., H	China	764,000	3,800,923

			10,736,088

Industrial Conglomerates 2.8%
CK Hutchison Holdings Ltd.	Hong Kong	264,690	3,050,146
Hopewell Holdings Ltd.	Hong Kong	1,547,500	5,392,158

			8,442,304

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TEMPLETON CHINA WORLD FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks (continued)
Insurance 5.9%
AIA Group Ltd.	Hong Kong	1,350,100	$11,644,724
China Life Insurance Co. Ltd., H	China	1,920,000	4,339,398
Ping An Insurance (Group) Co. of China Ltd., H	China	172,000	1,656,627

			17,640,749

Internet & Direct Marketing Retail 0.9%
[a] Ctrip.com International Ltd., ADR	China	53,400	2,090,610
[a] JD.com Inc., ADR	China	15,467	484,117

			2,574,727

Internet Software & Services 18.9%
[a] Alibaba Group Holding Ltd., ADR	China	127,920	22,387,279
[a] Baidu Inc., ADR	China	30,092	6,815,236
Tencent Holdings Ltd.	China	623,700	27,016,512

			56,219,027

IT Services 1.8%
TravelSky Technology Ltd., H	China	2,053,441	5,258,391

Marine 0.9%
COSCO Shipping Energy Transportation Co. Ltd., H	China	3,974,000	1,736,587
Sinotrans Shipping Ltd.	China	4,306,900	1,080,950

			2,817,537

Media 0.7%
Poly Culture Group Corp. Ltd., H	China	448,300	628,255
Zhejiang Huace Film & TV Co. Ltd., A	China	995,594	1,342,227

			1,970,482

Oil, Gas & Consumable Fuels 8.8%
China Petroleum & Chemical Corp., H	China	17,539,678	17,630,849
CNOOC Ltd.	China	2,242,400	3,965,310
PetroChina Co. Ltd., H	China	6,302,403	4,689,145

			26,285,304

Paper & Forest Products 1.7%
Nine Dragons Paper Holdings Ltd.	China	4,592,400	5,207,201

Pharmaceuticals 0.7%
Jiangsu Hengrui Medicine Co. Ltd., A	China	107,841	1,044,234
Tong Ren Tang Technologies Co. Ltd., H	China	656,700	952,103

			1,996,337

Real Estate Management & Development 0.9%
China Overseas Land & Investment Ltd.	China	544,000	1,722,265
CK Asset Holdings Ltd.	Hong Kong	141,690	1,009,982

			2,732,247

Semiconductors & Semiconductor Equipment 10.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3,822,330	31,909,880

Textiles, Apparel & Luxury Goods 6.2%
Anta Sports Products Ltd.	China	3,370,355	18,356,352

Transportation Infrastructure 1.8%
COSCO Shipping Ports Ltd.	China	3,090,513	3,271,947
Sichuan Expressway Co. Ltd., H	China	6,930,000	2,074,797

			5,346,744

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TEMPLETON CHINA WORLD FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks (continued)
Wireless Telecommunication Services 2.6%
China Mobile Ltd.	China	821,270	$7,721,771

Total Common Stocks (Cost $144,247,918)			292,708,921

Short Term Investments (Cost $5,084,830) 1.7%

Money Market Funds 1.7%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.64%	United States	5,084,830	5,084,830

Total Investments (Cost $149,332,748) 100.0%			297,793,751
Other Assets, less Liabilities 0.0%†			68,203

Net Assets 100.0%			$297,861,954

See Abbreviations on page 27.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON CHINA WORLD FUND

Financial Statements

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$144,247,918
Cost - Non-controlled affiliates (Note 3f)	5,084,830

Value - Unaffiliated issuers	$292,708,921
Value - Non-controlled affiliates (Note 3f)	5,084,830
Receivables:
Investment securities sold	339,147
Capital shares sold	3,017,343
Dividends	1,088,766
Other assets	158

Total assets	302,239,165

Liabilities:
Payables:
Investment securities purchased	173,513
Capital shares redeemed	3,646,858
Management fees	317,205
Distribution fees	68,575
Transfer agent fees	68,502
Accrued expenses and other liabilities	102,558

Total liabilities	4,377,211

Net assets, at value	$297,861,954

Net assets consist of:
Paid-in capital	$120,986,616
Undistributed net investment income	2,536,663
Net unrealized appreciation (depreciation)	148,460,242
Accumulated net realized gain (loss)	25,878,433

Net assets, at value	$297,861,954

Class A:
Net assets, at value	$178,315,480

Shares outstanding	7,952,275

Net asset value per share[a]	$22.42

Maximum offering price per share (net asset value per share ÷ 94.25%)	$23.79

Class C:
Net assets, at value	$ 36,678,125

Shares outstanding	1,657,307

Net asset value and maximum offering price per share[a]	$22.13

Class R6:
Net assets, at value	$ 3,412,374

Shares outstanding	151,311

Net asset value and maximum offering price per share	$22.55

Advisor Class:
Net assets, at value	$ 79,455,975

Shares outstanding	3,515,329

Net asset value and maximum offering price per share	$22.60

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON CHINA WORLD FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 9,881,219
Non-controlled affiliates (Note 3f)	35,692

Total investment income	9,916,911

Expenses:
Management fees (Note 3a)	4,138,938
Distribution fees: (Note 3c)
Class A	476,317
Class C	415,591
Transfer agent fees: (Note 3e)
Class A	388,003
Class C	84,610
Class R6	3,285
Advisor Class	169,672
Custodian fees (Note 4)	64,019
Reports to shareholders	51,622
Registration and filing fees	90,942
Professional fees	77,182
Trustees’ fees and expenses	36,956
Other	22,649

Total expenses	6,019,786
Expenses waived/paid by affiliates (Note 3f and 3g)	(13,665)

Net expenses	6,006,121

Net investment income	3,910,790

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	37,599,859
Foreign currency transactions	(11,754)

Net realized gain (loss)	37,588,105

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(18,458,857)
Translation of other assets and liabilities denominated in foreign currencies	(807)

Net change in unrealized appreciation (depreciation)	(18,459,664)

Net realized and unrealized gain (loss)	19,128,441

Net increase (decrease) in net assets resulting from operations	$23,039,231

*Foreign taxes withheld on dividends	$ 974,587

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON CHINA WORLD FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 3,910,790	$ 1,950,902
Net realized gain (loss)	37,588,105	33,807,550
Net change in unrealized appreciation (depreciation)	(18,459,664)	31,423,050

Net increase (decrease) in net assets resulting from operations	23,039,231	67,181,502

Distributions to shareholders from:
Net investment income:
Class A	(2,001,507)	(1,477,590)
Class C	(354)	—
Class R6	(60,142)	(15,613)
Advisor Class	(1,159,991)	(815,698)
Net realized gains:
Class A	(18,926,492)	(20,126,270)
Class C	(4,258,410)	(5,283,432)
Class R6	(355,229)	(127,513)
Advisor Class	(8,355,416)	(8,280,242)

Total distributions to shareholders	(35,117,541)	(36,126,358)

Capital share transactions: (Note 2)
Class A	(3,737,413)	(16,581,589)
Class C	(4,458,988)	(10,209,121)
Class R6	2,420,880	376,846
Advisor Class	(130,979)	1,363,660

Total capital share transactions	(5,906,500)	(25,050,204)

Net increase (decrease) in net assets	(17,984,810)	6,004,940
Net assets:
Beginning of year	315,846,764	309,841,824

End of year	$297,861,954	$315,846,764

Undistributed net investment income included in net assets:
End of year	$ 2,536,663	$ 1,853,829

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

TEMPLETON CHINA WORLD FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Templeton China World Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

20	Annual Report	franklintempleton.com

TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2018, the Fund had no securities on loan.

d.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,227,886	$ 75,140,172	1,985,678	$ 40,952,259
Shares issued in reinvestment of distributions	940,804	20,181,431	1,169,105	20,938,679
Shares redeemed	(4,258,664)	(99,059,016)	(3,797,828)	(78,472,527)

Net increase (decrease)	(89,974)	$ (3,737,413)	(643,045)	$(16,581,589)

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TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

	Year Ended August 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	214,085	$4,908,064	193,489	$3,935,482
Shares issued in reinvestment of distributions	192,967	4,106,349	269,624	4,777,743
Shares redeemed	(590,979)	(13,473,401)	(924,869)	(18,922,346)

Net increase (decrease)	(183,927)	$(4,458,988)	(461,756)	$(10,209,121)

Class R6 Shares:
Shares sold	133,716	$3,224,411	22,853	$489,161
Shares issued in reinvestment of distributions	19,311	415,371	7,960	143,126
Shares redeemed	(52,978)	(1,218,902)	(12,754)	(255,441)

Net increase (decrease)	100,049	$2,420,880	18,059	$376,846

Advisor Class Shares:
Shares sold	1,134,576	$26,366,812	1,164,396	$24,754,639
Shares issued in reinvestment of distributions	376,082	8,115,857	416,531	7,505,881
Shares redeemed	(1,508,258)	(34,613,648)	(1,458,050)	(30,896,860)

Net increase (decrease)	2,400	$(130,979)	122,877	$1,363,660

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Asset Management Ltd. (TAML)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.300%	Up to and including $1 billion

1.250%	Over $1 billion, up to and including $5 billion

1.200%	Over $5 billion, up to and including $10 billion

1.150%	Over $10 billion, up to and including $15 billion

1.100%	Over $15 billion, up to and including $20 billion

1.050%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on average weekly net assets, and is not an additional expense of the Fund.

franklintempleton.com	Annual Report	23

TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$28,885

CDSC retained	$7,227

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2018, the Fund paid transfer agent fees of $645,570, of which $262,449 was retained by Investor Services.

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TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.64%	3,939,549	87,440,896	(86,295,615)	5,084,830	$5,084,830	$35,692	$ —	$ —

g. Waiver and Expense Reimbursements

Effective June 1, 2018, TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, and Advisor Class of the Fund do not exceed 1.60% and for Class R6 do not exceed 1.40% based on the average net assets of each class until May 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2018, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended August 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$3,604,575	$2,308,901
Long term capital gain	31,512,966	33,817,457

	$35,117,541	$36,126,358

At August 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$150,753,850

Unrealized appreciation	$159,876,883
Unrealized depreciation	(12,836,982)

Net unrealized appreciation (depreciation)	$147,039,901

Distributable earnings:
Undistributed ordinary income	$ 4,915,365
Undistributed long term capital gains	24,920,835

Total distributable earnings	$ 29,836,200

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

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TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2018, aggregated $38,093,194 and $75,307,177, respectively.

7. Concentration of Risk

Investing in securities of “China companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People’s Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

At August 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on or about October 5, 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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TEMPLETON CHINA WORLD FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton China World Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton China World Fund (the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 16, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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TEMPLETON CHINA WORLD FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $36,470,411 as a long term capital gain dividend for the fiscal year ended August 31, 2018.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $382,581 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended August 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $3,465,262 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 21, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0475	$0.2743	$0.0554
Class C	$0.0475	$0.1127	$0.0228
Class R	$0.0475	$0.3683	$0.0745
Advisor Class	$0.0475	$0.3234	$0.0653

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In February 2018, shareholders received Form 1099-DIV which will included their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON CHINA WORLD FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton China World Fund was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton China World Fund and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton China World Fund: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade; and (ii) sufficient votes were not received to pass the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	7,196,866	330,999

Ann Torre Bates	7,200,263	327,601

Mary C. Choksi	7,201,211	326,654

Edith E. Holiday	7,198,476	329,389

Gregory E. Johnson	7,196,209	331,655

Rupert H. Johnson, Jr.	7,198,885	328,980

J. Michael Luttig	7,200,130	327,735

David W. Niemiec	7,199,326	328,539

Larry D. Thompson.	7,199,779	328,085

Constantine D. Tseretopoulos	7,196,716	331,149

Robert E. Wade	7,198,069	329,795

Total Trust Shares Outstanding*: 13,449,581

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	4,815,069

Against	418,973

Abstain	183,503

Broker Non-Votes	2,110,321

Total Fund Shares Voted	7,527,865

Total Fund Shares Outstanding*	13,449,581

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	4,861,045

Against	333,860

Abstain	222,639

Broker Non-Votes	2,110,321

Total Fund Shares Voted	7,527,865

Total Fund Shares Outstanding*	13,449,581

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TEMPLETON CHINA WORLD FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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TEMPLETON CHINA WORLD FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1999	24	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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TEMPLETON CHINA WORLD FUND

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Manraj S. Sekhon (1969) 7 Temasek Blvd., Suntec Tower 1, #38-03 Singapore 038987	President and Chief Executive Officer - Investment Management	Since August 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Investment Officer, Franklin Templeton Emerging Markets Equity; officer of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive and Chief Investment Officer, Fullerton Fund Management Company Ltd. (2011-2016).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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TEMPLETON CHINA WORLD FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice Prersident since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON CHINA WORLD FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON CHINA WORLD FUND

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management Ltd. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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TEMPLETON CHINA WORLD FUND

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional China region funds. The Board noted that the Fund’s annualized total return for the one-, three-, five-and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable, noting that the Fund’s annualized total return for each period was positive and for the one-year period exceeded 28%. In doing so, the Board also noted management’s explanation that market performance was largely driven by and the sector composition of the index was structurally tilted toward the higher-growth internet and technology sectors, while the Fund continued to follow its long-term value strategy, exercising patience on holdings in a number of cyclical sectors such as energy and materials. Management explained that it has actively managed down the Fund’s exposure towards certain underperforming sectors and stocks, raising funds to invest in new opportunities in traditional cyclical sectors, as well as companies with a stronger structural growth profile or with more compelling business models.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for Class A and Investor Class shares for other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other China region funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio manager and research staff, and the depth of the Manager’s physical presence and coverage in the geographical area in which the Fund invests.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the

38	Annual Report	franklintempleton.com

TEMPLETON CHINA WORLD FUND

SHAREHOLDER INFORMATION

allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s decline in assets over the past three calendar years, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	39

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Annual Report and Shareholder Letter

Templeton China World Fund

Investment Manager

Templeton Asset Management Ltd.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	188 A 10/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,273 for the fiscal year ended August 31, 2018 and $46,084 for the fiscal year ended August 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $111 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2018 and $14,000 for the fiscal year ended August 31, 2017. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI Transfer Agent Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $111 for the fiscal year ended August 31, 2018 and $14,000 for the fiscal year ended August 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.        N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.        N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date: October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date: October 25, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date: October 25, 2018